UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2018, Noble Energy, Inc. (the “Company”) announced that Brent Smolik, age 57, has been appointed as President and Chief Operating Officer of the Company effective November 16, 2018. Mr. Smolik previously served as the Chairman, President and Chief Executive Officer of EP Energy Corporation from August 2013 until his retirement in November 2017, and he served in various other leadership roles with EP Energy’s predecessor and related entities, including El Paso Corporation, since November 2006. Before joining EP Energy, Mr. Smolik served as President of ConocoPhillips, Canada; President of Burlington Resources, Canada; as a member of the Executive Committee of Burlington Resources Inc.; and in various engineering and asset management capacities for Burlington, including Chief Engineer.

Pursuant to the terms of Mr. Smolik’s employment, he will be entitled to participate in the Company’s compensation programs for executives and, in conjunction therewith, will receive effective November 16, 2018:

•	an annual base salary of $750,000;

•	the opportunity to earn a target bonus of 110% of annual base salary; and

•	a sign-on grant of restricted stock with a value of $3,500,000 at the time of grant and non-qualified stock options with a value of $1,000,000 at the time of grant.

The specific number of shares underlying the award of restricted stock and stock options to Mr. Smolik will be determined based on the target value of the award divided by the closing price of the Company’s common stock on the effective date of hire. Mr. Smolik’s restricted stock and stock option awards will vest over three years. A description of the Company’s executive compensation program is included in the Company’s Proxy Statement for its 2018 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 1, 2018.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on October 24, 2018 announcing Mr. Smolik’s appointment, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information set forth herein is deemed to be “furnished” and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:

99.1	Press release dated October 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date: October 24, 2018	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Executive Vice President, Chief Financial Officer